UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2010

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

       On January 28, 2010, Polaris Industries Inc. (the “Company”) issued a news release announcing the Company’s fourth quarter and year-end financial results for the reporting period ended December 31, 2009.  On January 28, 2010, the Company also hosted its quarterly earnings conference call, which was accessible to the public.  A recording of the conference call will be available through the end of the business day on February 4, 2010 by dialing 800-642-1687 in the U.S. and Canada or 706-645-9291 for international calls and entering passcode 93142260, and on the Company’s website, www.polarisindustries.com.

       A copy of the Company’s news release is furnished as Exhibit 99.1 attached hereto and a copy of the presentation materials discussed during the conference call is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.  The presentation materials replace and supersede the presentation materials included as Exhibit 99.2 to the Company’s Current Report on Form 8-K furnished to the Securities and Exchange Commission (the “SEC”) on October 15, 2009 and the presentation materials included as Exhibit 99.1 to the Company’s Current Report on Form 8-K furnished to the SEC on October 26, 2009.

Item 7.01          Regulation FD Disclosure.

       The disclosures set forth in Item 2.02 above are hereby incorporated by reference into this Item 7.01.

       The information contained in this Current Report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	January 28, 2010

POLARIS INDUSTRIES INC.

/s/ Michael W. Malone
Michael W. Malone
Vice President – Finance and
Chief Financial Officer of Polaris Industries Inc.

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release dated January 28, 2010 of Polaris Industries Inc.
99.2	Presentation materials dated January 28, 2010 of Polaris Industries Inc.

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